SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 12, 2007

AAMPRO GROUP INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1116139	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Main Street Peapack, New Jersey		07977
(Address of Principal Executive Offices)		(Zip Code)

(973) 467-9330
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Item 3.02.	Unregistered Sale of Equity Securities.

Item 5.01.	Change in Control of the Registrant.

On July 11, 2007, the Registrant amended its Share Exchange Agreement with Vital Solutions, LLC, a New Jersey limited liability company ("Vital Solutions"), to be effective July 2, 2007.  Additionally, the Agreement was amended to correct Vital Solution's name in place of Vital Cash, LLC.

Item 9.01.	Financial Statements and Exhibits.

99.1 Amended  Share Exchange Agreement between AAMPRO Group, Inc., Vital Solutions, LLC and the holders of the membership interests of Vital Solutions, LLC.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

AAMPRO GROUP, INC.

Date: July 12, 2007	By:	/s/ John F. Vitale
John F. Vitale Director, Chief Executive Officer and Principal Financial Officer